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                                   EXHIBIT 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Liz Claiborne, Inc.'s previously filed Registration Statement on Form S-8 File No. 2-95258.






/s/Arthur Andersen LLP
Arthur Andersen

New York, New York
June 28, 2001